February 7, 1997


                        SUPPLEMENT TO THE PROSPECTUS OF:

                        PIONEER VARIABLE CONTRACTS TRUST
                              DATED APRIL 30, 1996
                             (REVISED JULY 8, 1996)



IV.  THE FUND AND THE PIONEER ORGANIZATION


THE MANAGER

         Mr. David Tripple, President and Chief Investment Officer of Pioneer and Executive Vice President of each Pioneer mutual fund, has general responsibility for Pioneer's investment operations and chairs a committee of Pioneer's equity managers and fixed income managers which reviews Pioneer's research and portfolio operations, including those of the Portfolios. Mr. Tripple joined Pioneer in 1974.

         Each Portfolio is covered by a team of portfolio managers and analysts which does research for and oversees the management of other portfolios with similar investment objectives. Members of each team meet regularly to discuss holdings, prospective investments and portfolio composition.

         The Portfolio Manager responsible for day-to-day management of the Capital Growth Portfolio is Mr. J. Rodman Wright, a Vice President of Pioneer and former assistant portfolio manager of the Porfolio, since January 24, 1997. Mr. Wright joined Pioneer in 1994 and has nine years of investment experience.






                                                                       0297-3966
                                             (C) Pioneer Funds Distributor, Inc.